                                   EXHIBIT 99


For More Information:
Investor contact:  Barbara Bolens  414-438-6940
Media contact:  Carole Herbstreit 414-438-6882

For Immediate Release

Brady reports sales and net income for its fiscal 2006 second quarter

MILWAUKEE (February 17, 2006)--Brady Corporation (NYSE: BRC), a world leader in identification solutions, today announced a record second quarter ended January 31, 2006.

         Sales for the quarter were up 17.7 percent to $231.0 million, compared to $196.2 million in the second quarter of fiscal 2005. Base business growth was up 9.5 percent, acquisitions contributed 11.1 percent to sales, and currency exchange was a negative 2.9 percent. Net income for the quarter increased 3.3 percent to $21.3 million or $0.43 per diluted Class A Common share, compared to $20.6 million or $0.41 per share in the fiscal 2005 second quarter.

         Sales for the six months ended January 31, 2006, rose 16.9 percent to $463.6 million, compared to $396.6 million in the same period last year. Net income for the first six months of fiscal 2006 rose 25.7 percent to $51.5 million or $1.03 per diluted Class A Common share compared to $40.9 million or $0.83 per share for the first half of fiscal 2005.

         "Strong organic sales growth and successful integration of acquisitions contributed to our good performance in this quarter against the backdrop of an exceptionally strong quarter in the prior year," said Frank M. Jaehnert, Brady's president and chief executive officer.

         "As a result of our continued strong performance in the first half of the fiscal year, successful acquisitions, the completion of the recent private placement of $200 million in ten-year notes at 5.3 percent to institutional investors, and expectations of a stable economic environment, we are increasing our guidance for fiscal 2006," said Brady Chief Financial Officer David Mathieson. "We anticipate sales of $980 to $990 million, with net income between $100 and $103 million and diluted earnings per share of $2.00 to $2.06, up from previous guidance of sales of $910 to $920 million, net income of $98 to $100 million and earnings per share of $1.96 to $2.00."

         A webcast regarding fiscal 2006 second quarter results will be available at www.investor.bradycorp.com beginning at 9:30 a.m. Central Standard Time today.

         Brady Corporation is an international manufacturer and marketer of complete solutions that identify and protect premises, products and people. Its products help customers increase safety, security, productivity and performance and include high-performance labels and signs, safety devices, printing systems and software, and precision die-cut materials. Founded in 1914, the company has more than 300,000 customers in electronics, telecommunications, manufacturing, electrical, construction, education, medical and a variety of other industries. Brady is headquartered in Milwaukee and employs about 5,500 people in operations in the United States, Europe, Asia/Pacific, Latin America and Canada. Brady's fiscal 2005 sales were approximately $816 million. More information is available on the Internet at www.bradycorp.com.


This news release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 - that is, statements related to future, not past events. In this context forward-looking statements often address our expected future business and financial performance, and often contain certain words such as "expect, anticipate, intend, plan, believe, seek, will, or may." Forward-looking statements by their nature address matters that are, to different degrees uncertain. For us, uncertainties arise from future financial performance of major markets we serve which include, without limitation, telecommunications, manufacturing, electrical, construction, laboratory, education, governmental, public utility, computer, transportation; future integration of and performance of acquired businesses; fluctuations in currency rates versus the US dollar; technology changes; interruptions to sources of supply; business interruptions due to implementing business systems; and numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature and those identified in reports we file with the SEC. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements.

                                       ###

Information by regional segment for the three and six months ended January 31, 2006 and 2005 is as follows:

                                                                                                 Corporate
                                                                                                    and
              (in Thousands)                 Americas      Europe       Asia       Subtotals    Eliminations     Total
                                             --------      ------       ----       ---------    ------------     -----
SALES TO EXTERNAL CUSTOMERS
Three months ended:
   January 31, 2006                         $ 109,951    $ 76,284     $ 44,739     $ 230,974           -       $ 230,974
   January 31, 2005                            95,255      70,886       30,075       196,216           -         196,216

Six months ended:
   January 31, 2006                         $ 226,010    $150,046     $ 87,553     $ 463,609           -       $ 463,609
   January 31, 2005                           200,704     135,413       60,518       396,635           -         396,635

SALES GROWTH INFORMATION
Three months ended January 31, 2006:
    Base                                          5.2%        2.5%        39.4%          9.5%          -             9.5%
    Currency                                      1.3%       -9.4%        -0.7%         -2.9%          -            -2.9%
    Acquisitions                                  8.9%       14.5%        10.1%         11.1%          -            11.1%
      Total                                      15.4%        7.6%        48.8%         17.7%          -            17.7%

Six months ended January 31, 2006:
    Base                                          4.4%        1.5%        35.8%          8.2%          -             8.2%
    Currency                                      1.6%       -5.5%         1.4%         -0.9%          -            -0.9%
    Acquisitions                                  6.6%       14.8%         7.5%          9.6%          -             9.6%
      Total                                      12.6%       10.8%        44.7%         16.9%          -            16.9%

SEGMENT PROFIT (LOSS)
Three months ended:
   January 31, 2006                         $  24,969    $ 19,989     $ 11,717     $  56,675     $ (2,631)     $  54,044
   January 31, 2005                            20,431      21,601        8,709        50,741     $   (585)        50,156
      Percentage increase (decrease)             22.2%       -7.5%        34.5%         11.7%       349.7%           7.8%

Six months ended:
   January 31, 2006                         $  57,163    $ 40,767     $ 24,727     $ 122,657     $ (5,017)     $ 117,640
   January 31, 2005                            45,811      39,733       17,619       103,163     $ (2,010)       101,153
      Percentage increase                        24.8%        2.6%        40.3%         18.9%       149.6%          16.3%




NET INCOME RECONCILIATION (in thousands)

                                                 Three months ended:                Six months ended:
                                            January 31,       January 31,      January 31,       January 31,
                                               2006              2005              2006             2005
                                               ----              ----              ----             ----
Total profit for reportable segments        $  56,675         $  50,741         $ 122,657         $ 103,163
Corporate and eliminations                     (2,631)             (585)        $  (5,017)           (2,010)
Unallocated amounts:
    Administrative costs                      (22,279)          (18,637)          (40,938)          (36,238)
    Interest - net                             (2,239)           (1,821)           (3,910)           (3,646)
    Foreign exchange                              (75)              276                61               246
    Other                                        (522)             (584)           (1,392)           (2,188)
                                            ---------------------------------------------------------------
Income before income taxes                     28,929            29,390            71,461            59,327
Income taxes                                   (7,675)           (8,811)          (20,009)          (18,391)
                                            ---------------------------------------------------------------
       Net income                           $  21,254         $  20,579         $  51,452         $  40,936
                                            ===============================================================

BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Dollars in Thousands)


                                                                                    (Unaudited)
                                                  --------------------------------------------------------------------------------

                                                        Three Months Ended January 31,            Six Months Ended January 31,
                                                  ----------------------------------------  --------------------------------------
                                                                                Percentage                              Percentage
                                                     2006          2005           Change       2006          2005          Change
                                                  ---------     ---------       ----------  ---------     ---------     ----------
Net sales                                         $ 230,974     $ 196,216          17.7%    $ 463,609     $ 396,635        16.9%
Cost of products sold                               113,869        91,260          24.8%      222,513       186,154        19.5%
                                                  ---------     ---------                   ---------     ---------
   Gross margin                                     117,105       104,956          11.6%      241,096       210,481        14.5%

Operating expenses:
   Research and development                           6,829         6,099          12.0%       13,363        11,803        13.2%
   Selling, general and administrative               79,000        67,923          16.3%      152,328       135,951        12.0%
                                                  ---------     ---------                   ---------     ---------
Total operating expenses                             85,829        74,022          16.0%      165,691       147,754        12.1%

Operating income                                     31,276        30,934           1.1%       75,405        62,727        20.2%

Other income and (expense):
   Investment and other income                           88           493         -82.2%          480           776       -38.1%
   Interest expense                                  (2,435)       (2,037)         19.5%       (4,424)       (4,176)        5.9%
                                                  ---------     ---------                   ---------     ---------

Income before income taxes                           28,929        29,390          -1.6%       71,461        59,327        20.5%

Income taxes                                          7,675         8,811         -12.9%       20,009        18,391         8.8%
                                                  ---------     ---------                   ---------     ---------

Net income                                        $  21,254     $  20,579           3.3%    $  51,452     $  40,936        25.7%
                                                  =========     =========                   =========     =========

Per Class A Nonvoting Common Share:
   Basic net income                               $    0.43     $    0.42           2.4%    $    1.05     $    0.84        25.0%
   Diluted net income                             $    0.43     $    0.41           4.9%    $    1.03     $    0.83        24.1%
   Dividends                                      $    0.13     $    0.11          18.2%    $    0.26     $    0.22        18.2%

Per Class B Voting Common Share:
   Basic net income                               $    0.43     $    0.42           2.4%    $    1.03     $    0.82        25.6%
   Diluted net income                             $    0.43     $    0.41           4.9%    $    1.02     $    0.81        25.9%
   Dividends                                      $    0.13     $    0.11          18.2%    $    0.24     $    0.20        20.0%

Weighted average common shares outstanding
(in Thousands):
   Basic                                             48,994        49,060                      49,098        48,773
   Diluted                                           49,813        49,989                      49,891        49,584

BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

                                                                                                 (Unaudited)
                                                                                      ---------------------------------
                                                                                      JANUARY 31, 2006    JULY 31, 2005
                                                                                      ----------------    -------------
                                    ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                                               $  50,742         $  72,970
   Short term investments                                                                          -             7,100
   Accounts receivable, less allowance for losses ($3,820 and                                145,794           123,453
       $3,726, respectively)
   Inventories:
Finished Products                                                                             42,706            38,827
Work-in-process                                                                               12,103             9,681
Raw materials and supplies                                                                    32,185            22,227
                                                                                           ---------         ---------
Total inventories                                                                             86,994            70,735
   Prepaid expenses and other current assets                                                  32,381            28,114
                                                                                           ---------         ---------

   TOTAL CURRENT ASSETS                                                                      315,911           302,372

Other assets:
   Goodwill                                                                                  403,794           332,369
   Other Intangible assets                                                                    87,554            71,647
   Deferred Income Taxes                                                                      38,187            39,043
   Other                                                                                       7,903             6,305
                                                                                           ---------         ---------

   TOTAL OTHER ASSETS                                                                        537,438           449,364

PROPERTY, PLANT AND EQUIPMENT:
   Cost:
       Land                                                                                    6,520             6,388
       Buildings and improvements                                                             71,625            65,007
       Machinery and equipment                                                               167,981           157,093
       Construction in progress                                                                8,811             6,510
                                                                                           ---------         ---------

                                                                                             254,937           234,998
   Less accumulated depreciation                                                             144,483           136,587
                                                                                           ---------         ---------

   NET PROPERTY, PLANT AND EQUIPMENT                                                         110,454            98,411
                                                                                           ---------         ---------

TOTAL                                                                                      $ 963,803         $ 850,147
                                                                                           =========         =========

                   LIABILITIES AND STOCKHOLDERS' INVESTMENT

CURRENT LIABILITIES:
   Accounts payable                                                                        $  54,886         $  52,696
   Wages and amounts withheld from employees                                                  38,026            49,620
   Taxes, other than income taxes                                                              5,761             4,815
   Accrued income taxes                                                                       14,546            24,028
   Other current liabilities                                                                  26,712            29,649
   Short-term borrowings and current maturities on long-term debt                                155                 4
                                                                                           ---------         ---------

   TOTAL CURRENT LIABILITIES                                                                 140,086           160,812

LONG-TERM OBLIGATIONS, LESS CURRENT MATURITIES                                               250,217           150,026

OTHER LIABILITIES                                                                             48,700            42,035
                                                                                           ---------         ---------

   TOTAL LIABILITIES                                                                         439,003           352,873

STOCKHOLDERS' INVESTMENT:
Common stock:
   Class A nonvoting common stock - Issued 45,881,743 and 45,877,543 shares,                     459               458
        respectively and outstanding 45,421,577 and 45,792,199 shares, respectively

   Class B voting common stock - Issued and outstanding, 3,538,628 shares                         35                35
   Additional paid-in capital                                                                100,160            99,029
   Income retained in the business                                                           421,622           382,880
   Treasury Stock - 460,166 and 85,344 shares, respectively of Class A
   nonvoting common stock, at cost                                                           (16,554)           (1,575)
   Accumulated other comprehensive income                                                     20,865            17,497
   Other                                                                                      (1,787)           (1,050)
                                                                                           ---------         ---------

TOTAL STOCKHOLDERS' INVESTMENT                                                               524,800           497,274
                                                                                           ---------         ---------

Total                                                                                      $ 963,803         $ 850,147
                                                                                           =========         =========

BRADY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in Thousands)

                                                                                                        (Unaudited)
                                                                                                      Six Months Ended
                                                                                                           Jan-31
                                                                                                   2006              2005
                                                                                                ---------         ---------
Operating activities:
Net income                                                                                      $  51,452         $  40,936
Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization                                                                    14,554            13,253
  Income tax benefit from the exercise of stock options                                                 -             3,740
  Deferred Income taxes                                                                               712             1,492
  Loss on sale or disposal of property, plant & equipment                                              45               470
  Provision for losses on accounts receivable                                                         623               618
  Non-cash portion of stock-based compensation expense                                              2,827             2,048
  Changes in operating assets and liabilities (net of effects of business acquisitions):
     Accounts receivable                                                                          (11,250)              888
     Inventories                                                                                  (11,537)           (7,151)
     Prepaid expenses and other assets                                                             (2,959)           (1,715)
     Accounts payable and accrued liabilities                                                     (17,512)          (19,323)
     Income taxes                                                                                 (10,127)            5,748
     Other liabilities                                                                              3,970             2,732
                                                                                                ---------         ---------
        Net cash provided by operating activities                                                  20,798            43,736

Investing activities:
  Acquisition of businesses, net of cash acquired                                                (100,256)          (34,428)
  Purchases of short-term investments                                                              (3,800)          (20,500)
  Sales of short-term investments                                                                  10,900            22,300
  Purchases of property, plant and equipment                                                      (17,341)           (9,648)
  Proceeds from sale of property, plant and equipment                                                  66               262
  Other                                                                                            (1,711)           (2,364)
                                                                                                ---------         ---------
        Net cash used in investing activities                                                    (112,142)          (44,378)

Financing activities:
  Payment of dividends                                                                            (12,710)          (10,473)
  Proceeds from issuance of common stock                                                            6,467            12,655
  Principal payments on debt                                                                         (829)              (37)
  Net proceeds from issuance of debt                                                              100,000                 -
  Purchase of treasury stock                                                                      (27,233)                -
  Income tax benefit from the exercise of stock options                                             3,354                 -
                                                                                                ---------         ---------
        Net cash provided by financing activities                                                  69,049             2,145
Effect of exchange rate changes on cash                                                                67               696

Net (decrease) increase in cash and cash equivalents                                              (22,228)            2,199
Cash and cash equivalents, beginning of period                                                     72,970            68,788
                                                                                                ---------         ---------

Cash and cash equivalents, end of period                                                        $  50,742         $  70,987
                                                                                                =========         =========

Supplemental disclosures:
Cash paid during the period for:
  Interest, net of capitalized interest                                                         $   3,907         $   4,051
  Income taxes, net of refunds                                                                     24,510             6,122
Acquisitions:
  Fair value of asset acquired, net of cash                                                     $  39,422         $  25,938
  Liabilities assumed                                                                              (9,326)          (15,013)
  Goodwill                                                                                         70,160            23,503
                                                                                                ---------         ---------
        Net cash paid for acquisitions                                                          $ 100,256         $  34,428
                                                                                                =========         =========